                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 1, 2003



                           ALLIS-CHALMERS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            DELAWARE                                             1-2199
  (STATE OR OTHER JURISDICTION                          (COMMISSION FILE NUMBER)
          OF INCORPORATION)


                                   39-0126090
                                (I.R.S. EMPLOYER
                               IDENTIFICATION NO.)


      7660 WOODWAY, SUITE 200
           HOUSTON, TEXAS                                        77063
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 369-0550

                                TABLE OF CONTENTS
                                -----------------

            ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
            ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
Exhibit 10.34
Exhibit 10.35
Exhibit 10.36
Exhibit 10.37

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Allis-Chalmers Corporation ("Company") entered into a joint venture agreement with a division of M-I L.L.C., and related financing on July 1, 2003. The Company through its subsidiary, Mountain Compressed Air, Inc., and M-I L.L.C. each contributed assets with a combined fair market value in excess of $27 million and combined net book value of approximately $13 million to AirComp L.L.C. ("AirComp"). Mountain Compressed Air contributed substantially all of its compressed air drilling assets with an estimated fair market value of approximately $14.8 million net book value of approximately $7.2 million to AirComp, which the Company believes will be the world's second largest provider of air compressor products and services to the oil, natural gas and geothermal drilling workover and completion industries. Allis-Chalmers will own 55% and M-I L.L.C. will own 45% of AirComp L.L.C.

         In connection with the transaction, AirComp obtained bank financing of $8 million, of which $7.3 million was distributed to the Company. The debt bears interest at a floating rate, currently LIBOR plus 0.5% annually. AirComp has the ability to borrow an additional $2 million under its credit agreement with the bank. AirComp's bank debt is secured by substantially all of the assets of AirComp. The Company used these funds to retire debt of Mountain Compressed Air, Inc. and for general working capital purposes at AirComp. As a result of the debt repayment, the Company is in compliance with all of its loan covenants with its bank lenders. The Company has guaranteed all of Mountain Compressed Air's obligations under the joint venture agreement, and Mountain Compressed Air has guaranteed up to $2 million of AirComp's debt.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements.

         The Company will file the financial statements, if any, required by this Item 7 not later than 60 days after the date this initial report of Form 8-K is due.

(b) Pro Forma Financial Information.

         The Company will file the pro forma financial statements required by this Item 7 not later than 60 days after the date this initial report of Form 8-K is due.

(c) Exhibits.

         10.34 Joint Venture Agreement entered into as of June 27, 2003 by and between Mountain Compressed Air, Inc. and M-I L.L.C.

         10.35 Credit and Security Agreement by and between AirComp, L.L.C. and Wells Fargo Bank Texas NA, including Term Note, Revolving Line of Credit, and Delayed Draw Term Note, each dated as of June 27, 2003.

         10.36 Security Agreement by and between AirComp, L.L.C. and Wells Fargo Bank Texas NA, dated as of June 27, 2003.

         *10.37 Employment Agreement dated July 1, 2003, by and between AirComp, L.L.C and Terry Keane.

* Compensation Plan or Agreement

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    ALLIS-CHALMERS CORPORATION

                                                    By: Munawar H. Hidayatallah
                                                        -----------------------
                                                    Munawar H. Hidayatallah
                                                    Chief Executive Officer
                                                    and Chairman


Date: July 16, 2003